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                                                                  Exhibit 10.3


Re:  XTRA, Inc. and XTRA Lease, Inc. / OTR Fleet



                   U.S. FLEET FINANCE SERVICES AGREEMENT
                   -------------------------------------

        This Fleet Finance Services Agreement (the "Agreement") made as of the first day of October, 1994,

B E T W E E N:

     XTRA, INC., a Maine corporation, ("XTRA"),
                                - and -
     XTRA LEASE, INC., a Delaware corporation, ("XTRA Lease"),

        WHEREAS XTRA and XTRA Lease are members of an affiliated group of corporations (the "Affiliated Group") controlled by XTRA Corporation, a Delaware corporation, ("Parent Corporation");

        AND WHEREAS XTRA is engaged in providing financing services for the Affiliated Group and owns transportation equipment consisting of a) over-the-road trailers, and b) storage space units (hereinafter referred to as "XTRA's OTR Fleet");

        AND WHEREAS XTRA Lease is engaged in the business of providing transportation leasing services in the U.S., on an operating basis, of a) over-the-road trailers, and b) storage space units (hereinafter referred to as "XTRA Lease's Leasing Business");

        AND WHEREAS XTRA Lease wishes to engage XTRA to provide it with fleet finance services in the U.S. in connection with XTRA Lease's Leasing Business as more particularly described herein;

        AND WHEREAS XTRA wishes to provide such fleet finance services and make available XTRA's OTR Fleet to XTRA Lease for use in connection with XTRA Lease's Leasing Business as more particularly described herein;

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        AND WHEREAS the parties wish to enter into this Agreement to define the terms upon which XTRA will provide such fleet finance services and XTRA's OTR Fleet to XTRA Lease;

        NOW THEREFORE in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency whereof each of the parties hereto hereby acknowledges, the parties hereto covenant and agree as follows:

I.  OTR FLEET MANAGEMENT:

        1. SERVICES. XTRA Lease for a period of ten (10) years from October 1, 1994, subject to earlier termination as hereinafter set forth, shall be entitled to operate XTRA's OTR Fleet in XTRA Lease's Leasing Business in accordance with the terms and conditions of this Agreement,.

        2. FUNCTIONS. In connection with the operation of XTRA's OTR Fleet, XTRA Lease shall:

        (a) lease the equipment, as lessor, in a manner consistent with XTRA Lease's Leasing Business;
        (b) employ and be responsible for the activities of all personnel required for the daily operation of XTRA's OTR Fleet;
        (c) supervise customer relations and arrange for advertising, sales, and solicitations;
        (d) pay and be responsible for all operating expenses associated with the operation of XTRA Lease's Leasing Business, including XTRA's OTR Fleet; and
        (e) take such further action as deemed necessary for the efficient and economical functioning of XTRA's OTR Fleet including the repair and maintenance of XTRA's OTR Fleet.

        XTRA shall not solicit business for XTRA Lease from its customers or prospective customers or enter into contracts of sale or lease (or comparable arrangements) with any customers on behalf of XTRA Lease.

        3. REVENUES. All receipts, income and revenues derived from XTRA's OTR Fleet by XTRA Lease shall be the sole and exclusive property of XTRA Lease.

        4. In no event will XTRA Lease incur any indebtedness for money borrowed or subject XTRA's OTR Fleet to any lien, security interest or encumbrance, except for third party leases in the ordinary course of XTRA Lease's Leasing Business.

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II.  ANNUAL COMPENSATION:

        In return for the right to operate XTRA's OTR Fleet and receive fleet financing services XTRA Lease shall pay to XTRA compensation for the use of XTRA's OTR Fleet an amount equal to equipment depreciation expense calculated each fiscal year in accordance with the Internal Revenue Code of 1986 on equipment additions to XTRA's OTR Fleet on or after the date of this Agreement, plus equipment depreciation expense calculated each fiscal year in accordance with Generally Accepted Accounting Principles on in-fleet equipment in XTRA's OTR Fleet as of September 30, 1994, plus allocated interest expense and other associated financing costs related to XTRA's OTR Fleet. Such amounts shall be paid by the last day of the month following the end of each fiscal quarter which ends on the last day of December, March, June, and September.

III. AUTHORITY:

        XTRA Lease shall have full right and authority, in its own name and on its own behalf, to sign and enter into lease contracts with respect to XTRA's OTR Fleet in connection with XTRA Leases's Leasing Business.

IV.  RECORDS AND ACCOUNTING:

        XTRA Lease shall keep and maintain full and complete books, records, and accounts in a manner consistent with Generally Accepted Accounting Principles. XTRA Lease shall render to XTRA upon its request complete quarterly and annual operating and financial statements, with such information with respect to XTRA's OTR Fleet as XTRA shall request and such other reports pertaining to XTRA Lease's Leasing Business as XTRA may from time to time reasonably request and in the form so requested.

V.  INSURANCE:

        To the extent not otherwise provided XTRA shall maintain in force all necessary insurance.


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VI. TERMINATION:

        Either party may terminate this Agreement immediately upon thirty (30) days written notice to the other party.

VII.  ASSIGNMENT OF LEASES:

        XTRA Lease hereby assigns to XTRA all of XTRA Lease's right, title, and interest in all leases entered into by XTRA Lease relating to XTRA's OTR Fleet; provided however, that prior to the termination of this Agreement pursuant to the terms of Section VI above, XTRA Lease shall have the right to collect and retain all amounts payable under such leases as they become due and payable. Upon termination of this Agreement for any reason, XTRA shall be entitled to operate the XTRA OTR Fleet and collect all amounts due under the Leases, including those past due.

VIII.  GENERAL  CLAUSES:

        1. ASSIGNMENT. The parties hereto agree that this Agreement shall not be assignable by either party without the prior written consent of the other party hereto.

        2. AMENDMENT. This Agreement may be amended at any time by mutual consent of the parties.

        3. NOTICE. Any demand, notice or other communication (hereinafter referred to as a "Communication") to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered mail or by transmittal by telex or telecopier or other form of recorded Communication addressed to the recipient as follows:

          To XTRA:

          Pierce, Atwood, Scribner, Allen, Smith & Lancaster
          One Monument Square
          Portland, Maine  04101


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          To XTRA Lease:

          Suite 400
          1801 Park 270 Drive
          St. Louis, Missouri  63146
          Attn:  Philip A. Hamel


or to such other address, telex or telecopier number or individual as may be designated by notice given by either party to the other. Any Communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the fifth business day following the deposit thereof in the mail and, if given by telex or other form of recorded Communication, shall be deemed given and received on the date of such transmission if received during the normal business hours of the recipient and on the next business day if it is received after the end of such normal business hours on the date of its transmission. If the party given the Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such Communication shall not be mailed but shall be given by personal delivery or by telex or telecopier transmittal.

        4.   Time of the Essence.  Time shall be of the essence hereof.
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        5.   FURTHER ASSURANCES.  The parties agree to sign or execute all such other documents and such other things as may be necessary or desirable for more completely and effectually carrying out the terms and intentions of this Agreement. Furthermore, the parties shall act, and shall use their best efforts to cause their nominees to act, to carry out the terms and spirit and purpose of this Agreement.

        6. WAIVER. The failure of any party to enforce any rights or obligations under this Agreement shall not constitute a waiver of that or any other right or obligation hereunder.

        7. SEVERABILITY. Any provision or provisions of this Agreement which contravene any applicable law or which are found to be unenforceable shall, to the extent of such contravention or unenforceability, be deemed severable and shall not cause this Agreement to be held invalid or unenforceable or affect any other provision or provisions of this Agreement.


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        8.   ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement between the parties and there are no representations, warranties, conditions, or collateral agreements relating to the subject matter hereof, except as herein contained or as may be consented to as provided herein.

        9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Maine.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by an officer, as of the date set forth above, each pursuant to due corporate authority.

                              XTRA, Inc.

                              By /s/ James R. Lajoie
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                                 James R. Lajoie, Vice President,
                                         General Counsel and
                                         Asst. Clerk

                              XTRA Lease, Inc.


                              By /s/ Philip A. Hamel
                                 ----------------------------------
                                 Philip A. Hamel, Vice President,
                                         Finance and Administration




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